[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.39

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2019 (the “Effective Date”) to that certain Revolving Credit Agreement, dated as of August 19, 2019 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE IV, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”) and as a Seller (in such capacity, a “Seller”), OppWin, LLC (“OppWin”), as a Seller (in such capacity, a “Seller”; the Borrower, the Company, the Servicer, the Originator and each Seller, collectively, the “Credit Parties”), BMO Harris Bank N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”) and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Servicer, the Originator, the Sellers, the Agents and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.    Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

[***]

(b)    Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Credit Policies” in its entirety as follows:

“Credit Policies” means the credit policies and practices, credit models and underwriting guidelines (including, without limitation, the Originator’s methodology with respect to assigning Opportunity Financial Scores, maximum allowable payment-to-income ratios, minimum allowable [***] or minimum allowable [***], minimum allowable [***], minimum allowable Opportunity Financial Scores, renewal policies and procedures and exception policies) (i) of the Originator in effect as of the date hereof and attached hereto as Appendix E-I (with respect to Company Receivables originated by the Company or its Affiliates), (ii) in effect as of the date hereof and attached hereto as Appendix E-II (with respect to Company Receivables originated by the FinWise Originator) and (iii) as approved in writing by the Administrative Agent (with respect to Company Receivables originated by any Additional Bank Partner Originator), in each case, as such guidelines may be amended from time to time in accordance herewith.

(c)    Appendix D of the Existing Credit Agreement is hereby amended by amending and restating paragraph 1, paragraph 7 and paragraph 8 in their entirety as follows:

1.    (i) With respect to each Eligible Receivable for which the related Obligor has a [***], the aggregate Remaining Funded Amount of each such Eligible Receivable that causes the weighted average [***] (as determined on the date of underwriting) of the related Obligors for all such Eligible Receivables to be less than [***] and (ii) with respect to each Eligible Receivable for which the related Obligor has no [***] and has a [***], the aggregate Remaining Funded Amount of each such Eligible Receivable that causes the weighted average [***](as determined on the date of underwriting) of the related Obligors for all such Eligible Receivables to be less than [***].

7.    The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables for which the related Obligor has a [***](as determined on the date of underwriting) less than [***] plus the amount by which the aggregate Remaining Funded Amount of all Eligible Receivables for which the related Obligor has no [***] and has a [***] (as determined on the date of underwriting) less than [***] exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.

8.    The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables for which the related Obligor does not have a [***] and does not have a [***] (in each case, as determined on the date of underwriting) exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.

(d)    Appendix E-I of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Appendix E-I hereof.

(e)    Appendix E-II of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Appendix E-II hereof.

3.    Limitation of Amendments.

(a)    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Credit Agreement, any other Credit Document or any other related document.

(b)    This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, as amended by this Amendment, and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean and refer to the Amended Credit Agreement.

4.    Representations and Warranties.

(a)    Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.

(b)    Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)    Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

5.    Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)    The Administrative Agent shall have received this Amendment duly executed by the Credit Parties and the Lenders.

(b)    Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

(c)    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

6.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.    Guarantor(s) Reaffirmation. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to any modification of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms to the the Agents and the Lenders that, after giving effect to the foregoing Amendment, its Guaranty and each other Credit Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the waivers or modifications to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or modifications to the Credit Agreement.

8.    Reference to Credit Agreement; Amendment as a Credit Document. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.”

9.    Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

10.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

12.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

13.    No Waiver. Other than as specifically set forth in Section 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

14.    Release. To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against the Lenders, the Agents and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, arising out of, in connection with, as a result of, or in any way related to this Amendment and each Credit Document on or before the date of this Amendment and each of Credit Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

15.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

16.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

17.     Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

18.    Time. Time is of the essence of this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE IV, LLC,
as Borrower

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

OPPWIN, LLC,
as a Seller and a Guarantor

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	Chief Executive Officer

[Amendment No. 1 to Revolving Credit Agreement – SPE IV]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

BMO Harris Bank, N.A.,
as Administrative Agent, Collateral Agent, and Lender

By:	/s/ Robert Bomben
Name:	Robert Bomben
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement – SPE IV]